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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
                             Pursuant to Section 13
                           or 15(d) of the Securities
                              Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 30, 2000

                               MARGO CARIBE, INC.
            (Exact name of registrant as specified in this charter)

         PUERTO RICO                                              0-15336
(State or other jurisdiction of                            (Commission File No.)
       incorporation)

                                   66-0550881
                       (IRS Employer Identification No.)

    ROAD 690, KILOMETER 5.8 VEGA ALTA, PUERTO RICO                      00692
      (Address of principal executive offices)                       (Zip Code)

Registrant's telephone number, including area code:   (787) 883-2570

          (Former Name or Former Address, if changed since last report)

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ITEM 5.  OTHER EVENTS

         On July 7, 2000, Margo Caribe, Inc. (the "Company") issued a press release relating to the execution of a Stock Purchase Agreement, dated as of June 30, 2000, between the Company and Empresas Margo, Inc. A copy of the Stock Purchase Agreement and the press release are attached hereto as Exhibits 10.1 and 99.1, respectively, and incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORM, FINANCIAL INFORMATION AND EXHIBITS

            (c)   Exhibits

                  10.1 Stock Purchase Agreement, dated as of June 30, 2000, between Margo Caribe, Inc. and Empresas Margo, Inc.

                  99.1     Press release issued by Margo Caribe, Inc. on
                           July 7, 2000

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         MARGO CARIBE, INC.

                                         By: /s/ Alfonso Ortega
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                                                 Alfonso Ortega
                                                  Vice President and
                                                  Chief Financial Officer

Date: July 7, 2000

                                  EXHIBIT INDEX

     EXHIBIT NUMBER                         DESCRIPTION
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         10.1 Stock Purchase Agreement, dated as of June 30, 2000, between Margo Caribe, Inc. and Empresas Margo, Inc.

         99.1     Press release issued by Margo Caribe, Inc. on
                  July 7, 2000